ATLAS PORTFOLIO BUILDER VARIABLE ANNUITY

Issued by

Transamerica Life Insurance Company

Supplement Dated July 1, 2003

to the

Prospectus dated May 1, 2003

Effective immediately, we will not accept any premium payment that is allocated to the fixed account in excess of $5,000, except the dollar cost averaging fixed account option. We also will not accept any premium payment or transfer which would result in the policy value in the fixed account exceeding $5,000, except the dollar cost averaging fixed account option.

This Prospectus Supplement must be preceded or accompanied

by the Prospectus for the

Atlas Portfolio Builder Variable Annuity dated May 1, 2003